Exhibit 10.1

SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE

THIS SETTLEMENT AGREEMENT AND MUTUAL GENERAL RELEASE (this “Agreement”) is made as of August 28, 2020, by and between CipherLoc Corporation, a Texas corporation (“CipherLoc” or the “Company”), Thomas Wilkinson, an individual (“Wilkinson”) and Anthony Ambrose, an individual (“Ambrose”) on one hand, and Michael De La Garza, an individual (“MDLG”) and Robin C. De La Garza, an individual (“Mrs. De La Garza” and together with MDLG, “De La Garza”). CipherLoc, Wilkinson, Ambrose, MDLG and Mrs. De La Garza are referred to individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, De La Garza currently owns beneficially and of record 14,430,000 shares (the “Shares”) of common stock of CipherLoc, par value $0.01 per share (“Common Stock”);

WHEREAS, CipherLoc seeks a declaratory judgment invalidating the issuance of THE Shares in a civil action instituted in the United States District Court for the Western District of Texas, Austin Division, styled as CipherLoc Corporation vs. Michael De La Garza, MSR, LLC, and James LaGanke, as Trustee of the Caramel Trust II, Civil Action No. 1:19-CV-01147-LY, (the “Federal Court Lawsuit”);

WHEREAS, CipherLoc has sued MDLG in a civil action instituted in the 353rd Judicial District Court of Travis County, Texas, styled as CipherLoc Corporation vs. Michael De La Garza, Cause No. D-1-GN-19-005253 and asserted claims against MDLG for conversion, violation of the Texas Theft Liability Act, violation of the Texas Uniform Trade Secrets Act, tortious interference with prospective contractual relations, and breach of fiduciary duty (the “5253 State Court Lawsuit”);

WHEREAS, MDLG has sued Wilkinson and Ambrose, among others, in a civil action instituted in the 53rd Judicial District Court of Travis County, Texas, styled as Michael De La Garza and CipherLoc, Inc. v. Tom Wilkinson, Anthony Ambrose, Manchester PR, LLC and Manchester Explorer, LP; Cause No. D-1-GN-19-004708; In the 53rd Judicial District Court of Travis County, Texas on the grounds that that the CipherLoc current board of directors is improperly constituted, lacks authority to take actions on behalf of the company and should be enjoined from taking any action (the “4708 State Court Lawsuit”) [the Federal Court Lawsuit, the 5253 State Court Lawsuit, and the 4708 State Court Lawsuit are collectively referred to herein as the Lawsuits”];

WHEREAS, CipherLoc, Wilkinson, Ambrose, MDLG and each party to the Lawsuits denies that it or he is liable in any way to the other party and intends to vigorously defend against claims and allegations;

WHEREAS, the Parties desire to avoid the expense, uncertainties, and risks of further litigation between themselves and to fully, finally, and forever compromise and settle all past and present claims between them including but not limited to all claims which were raised or capable of being raised in the Lawsuit and all claims arising out of or related to the Shares; and

SETTLEMENT AGREEMENT AND RELEASE	PAGE 1

In consideration of the foregoing and mutual promises and other terms contained herein, and for other good and valuable consideration hereby deemed received, De La Garza and CipherLoc agree as set forth below.

TERMS OF AGREEMENT

1. Payment Terms: In consideration for the promises, releases and agreements herein, CipherLoc will pay De La Garza the sum of $400,000.00 (the “Settlement Amount”), less any applicable withholding, as follows: (a) $300,000 on or before ten (10) business days after the last to occur of (i) the execution of this Agreement by De La Garza, (ii) actual receipt by CipherLoc of the Subject Securities (as hereinafter defined) and consummation of the deliveries contemplated by Section 2 below and (iii) the receipt by CipherLoc of a completed Internal Revenue Service form W-9 from De La Garza (such date, the “Settlement Date”; and (b) $25,000 on each of the four (4) succeeding quarterly anniversaries of the Settlement Date; provided, that in the event that De La Garza is not in compliance with this Agreement on any such payment date, then no payment shall be due and CipherLoc shall have the right to pursue any and all remedies against De La Garza including, without limitation, seeking the return of all amounts paid. The Settlement Amount shall be paid by CipherLoc by ACH transfer or wire transfer in accordance with wire transfer instructions separately provided to Cipherloc by De La Garza.

2. Transfer of the Subject Securities: As material consideration for the execution of this Agreement, De La Garza hereby assigns and transfers to CipherLoc, and CipherLoc hereby accepts from De La Garza, free and clear of all liens, charges, security interests, claims and encumbrances, 13,137,757 of the Shares (the “Subject Securities”). On the date of this Agreement, De La Garza will complete and release the Trust Custody Delivery Transfer Request attached hereto as Exhibit A and instruct CipherLoc’s transfer agent to initiate the transfer of the Subject Securities to CipherLoc via DWAC transfer (the “Instruction Letter”). On the date of this Agreement, De La Garza will send by overnight delivery, return receipt requested, to the addressee on the Instruction Letter, the original signed Instruction Letter together with the original certificate for the Company’s Common Stock, certificate number CS2-46130 issued on 2/15/2018 for 13,500,000 shares of Common Stock endorsed in blank with stock transfer tax stamps affixed and otherwise in good form for transfer via DWAC. De La Garza shall execute any other documents, transfer powers or assignments necessary to effectuate the transfer and conveyance of the Subject Securities, including obtaining a medallion guarantee (if required), and any and all actions required by CipherLoc’s transfer agent to complete the transfer of the Subject Securities, and obtain a medallion guarantee De La Garza hereby irrevocably constitute and appoint on De La Garza’s behalf any director or officer of CipherLoc as attorney-in-fact to make and execute all necessary documents and instruments of assignment and transfer, to transfer ownership of the Subject Securities to CipherLoc on the books and records of CipherLoc. This power of attorney is coupled with an interest and is irrevocable. The Parties agree that they are consummating the transactions described in this Agreement by agreement and hereby waive compliance with any provisions of the certificate of incorporation, bylaws or any other organizational document or shareholder agreement of CipherLoc to the extent they conflict with this Agreement.

SETTLEMENT AGREEMENT AND RELEASE	PAGE 2

3. Resignation: Effective as of the date of this Agreement, De La Garza hereby resigns from the Board of Directors of CipherLoc, as well as from any committees thereof or from other officer positions with the company that he may hold. De La Garza agrees that this resignation is of his own free will and volition, and that he has no disagreements or other disputes with the Board of Directors including, without limitation, relating to the governance or conduct of business of the Company. De La Garza acknowledges and agrees that the current Board of Directors (including all committees thereof) was properly constituted, appointed and elected, and all actions taken by the Board of Directors since May 15, 2019 are valid and effective.

4. Tax Treatment: The parties agree that the payments made by CipherLoc to De La Garza pursuant to paragraph 1 represent compensation to De La Garza and the transfer of Subject Securities made pursuant to paragraph 2 represent a repayment of stock based compensation that was erroneously paid to De La Garza.

5. Settlement Consideration/Mutual General Releases: The Parties, for themselves and their successors, heirs, purchasers, and assigns hereby release, acquit, and discharge each other and each other’s parent companies, affiliates, subsidiaries, successors, assigns, partners, agents, representatives, insurers, sureties, shareholders, officers, directors, attorneys, employees, servants, and independent contractors of and from any and all past and present claims, demands, debts, rights, actions, damages (including direct, indirect, incidental, special, consequential, and exemplary damages), costs, causes of action, suits at law or in equity, expenses and fees of attorneys, expenses and fees of consultants and/or experts and all claims of any nature or kind whatsoever, whether known or unknown, which the Parties may have had, may now have, or may have in the future against each other by reason of any matter, cause, or thing arising out of, or in any manner connected with the purchase and ownership of the Subject Securities, the Lawsuits and/or the Parties dealings with each other, including but not limited to, all claims made or capable of being made against each other in the Lawsuits, and for any and all future damages arising out of or related to any agreements between the Parties. It is the express intent of CipherLoc and De La Garza to fully, completely, and forever release each other from any and all claims now existing, or which may hereafter arise, having anything to do, in any way, with the Subject Securities, the Lawsuits or the Parties’ dealings with each other. The Parties agree that this release of claims is intended to be a broadly construed “General Release” and includes any dispute, action or claim that is known or unknown to each Party, including but not limited to, claims based on a breach of an express or implied contract; breach of the covenant of good faith and fair dealing; any action arising in tort, including, but not limited to, securities fraud, fraud and deceit, negligent misrepresentation, libel, slander, defamation, and/or any other claims arising from intentional or negligent misconduct; and any and all other claims arising in the Lawsuit, under any court decision, statute, rule, regulations or otherwise of the United States, the State of Texas, and/or any other state or local governmental authority, all as amended, and any other federal, state or local statute, law, or ordinance, concerning the terms and conditions of the Agreements and/or the business relationship between or among the Parties; and any claim arising under common law or by public policy, except claims or proceedings necessary to enforce the provisions of this Settlement Agreement and claims that cannot be waived as a matter of law. It is understood and agreed that this Settlement Agreement constitutes a full and final release covering all known, unknown, anticipated and unanticipated injuries, debts, claims or damage that the Parties have, which have arisen, or which may have arisen, in connection with the business relationship between the De La Garza and CipherLoc, as well as those injuries, debts, claims or damages not known or disclosed which have arisen, or may have arisen, from said business dealings, up to the date that the Parties sign this Settlement Agreement. Further, it is the express intent of De La Garza to fully, completely, and forever release Wilkinson and Ambrose from any and all claims now existing, or which may hereafter arise, having anything to do, in any way, with their work or service as officers, directors, or employees of CipherLoc, the Lawsuits or the Parties’ dealings with each other.

SETTLEMENT AGREEMENT AND RELEASE	PAGE 3

6. Representations and Warranties (De La Garza): De La Garza warrants and represents that he solely owns, has not sold, assigned, pledged granted or transferred, and will not sell, assign, pledge, grant or transfer to any other person, firm, corporation, or business entity, any of De La Garza’s claims, causes of action, or ownership interests or any part thereof covered by this Agreement. De La Garza agrees to indemnify CipherLoc, Wilkinson and Ambrose for any damages, attorney’s fees and/or costs any of them incurs in litigation if any of the representations and/or warranties made by De La Garza in this Agreement is proven to be untrue in a court of law or equity. De La Garza warrants and represents that he is the sole holder of record, of the Subject Securities; that no other party has any security or other interest in the Subject Securities; that the Subject Securities are not subject to any lien, claim or encumbrance; that he has good and marketable title to the Subject Securities; and that upon the transfer of the Subject Securities contemplated by this Agreement, CipherLoc will obtain good and marketable title to the Subject Securities, free of all liens, claims and encumbrances.

7. Attorneys’ Fees and Costs: The Parties agree that each Party shall be solely responsible for its own respective litigation fees, attorneys’ fees, expenses, and other costs and expenses incurred in connection with the execution and performance of this Agreement and in connection with the Lawsuit.

8. Dismissal: Immediately upon payment of the Settlement Amount but no later than three (3) business days after the Settlement Date, De La Garza and his counsel shall execute and CipherLoc shall file with the court the agreed motions for dismissal with prejudice, attached hereto as Exhibits “A,” and the proposed orders granting motions for dismissal with prejudice, in the form attached hereto as Exhibit B (and any required related pleadings) that dismisses all of the claims in the Lawsuits, with prejudice. De La Garza shall return the Settlement Amount if the Courts do not dismiss the Lawsuits with prejudice.

SETTLEMENT AGREEMENT AND RELEASE	PAGE 4

9. Future Actions: In exchange for the consideration set forth in this Settlement Agreement, De La Garza agrees that he will not directly or indirectly purchase shares or any interests in CipherLoc or any subsidiary of CipherLoc in the future. In addition, De La Garza agrees that he and his affiliates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) will not (and will not assist, provide or arrange financing to or for others or encourage others to), directly or indirectly, acting alone or in concert with others, unless specifically requested in writing in advance by the Company’s Board of Directors (or similar governing body) for the period commencing on the date of this Agreement and ending on the 5th anniversary thereof: (i) acquire or agree, offer, seek or propose to acquire (or request permission to do so), ownership (including, but not limited to, beneficial ownership as defined in Rule 13d-3 under the Exchange Act) of any of the assets or businesses of the Company or any securities, bank debt or trade debt issued by the Company, or any rights or options to acquire such ownership (including from a third party), (ii) seek or propose to influence or control the management or the policies of the Company or to obtain representation on the Company’s Board of Directors, or solicit, or participate in the solicitation of, any proxies, consents or votes with respect to any securities of the Company or with respect to any plan of reorganization filed by the Company or any other person in connection with a bankruptcy or similar proceeding under state or federal law involving the Company or any of its subsidiaries, (iii) enter into any discussions, negotiations, arrangements or understandings with any third party with respect to any of the foregoing or (iv) seek or request permission to do any of the foregoing or make or seek permission to make any public announcement with respect to any of the foregoing.

10. Non-Disparagement: In exchange for the consideration set forth in this Agreement, De La Garza agrees not to make any false or disparaging, derogatory or negative statements, comments or remarks about CipherLoc, Wilkinson, Ambrose, Sammy Davis, Zeynep Young, David Chasteen, the board of directors as a whole, CipherLoc’s goods and services, management, valuation, employees, contractors, officers, directors or attorneys. Likewise, CipherLoc agrees not to make any false or disparaging, derogatory or negative statements, comments or remarks about De La Garza and shall instruct its officers and directors to do the same. Nothing in this Agreement shall preclude any Party from testifying or providing truthful statements in accordance with any court order, subpoena, summons or other legal process.

11. Cooperation: De La Garza understands that CipherLoc is a party to litigation with certain third parties, including, but not limited to, Robert LeBlanc, Eric Marquez and James LeGanke. De La Garza agrees that he will cooperate fully with any requests or efforts by CipherLoc to secure his testimony in these disputes and will testify in depositions and otherwise, as requested by CipherLoc. De La Garza shall immediately notify CipherLoc if he is requested to produce documents to or testify in any dispute or proceedings in which CipherLoc is a party. De La Garza agrees and acknowledges that the Company may file this Agreement (including any of its exhibits and schedules) with the Securities and Exchange Commission and make such other statements as are required by applicable law, rule or regulation.

12. Market Stand-Off: De La Garza hereby agrees that he will not, without the prior written consent of the managing underwriter (which, for purposes of this provision, shall include placement agents and parties performing a similar function), during the period commencing on the date of the closing of any sale by CipherLoc of any of its securities and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days), or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports, and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in FINRA Rule 2711(f)(4) or NYSE Rule 472(f)(4), or any successor provisions or amendments thereto) (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock (whether such shares or any such securities are then owned by De La Garza or are thereafter acquired or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The underwriters in connection with such registration are intended third-party beneficiaries of this provision and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. De La Garza further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this provision or that are necessary to give further effect thereto.

SETTLEMENT AGREEMENT AND RELEASE	PAGE 5

13. Proxy: In consideration of this Agreement, De La Garza hereby appoints Tom Wilkinson as the true and lawful representative of the undersigned with full power of substitution and revocation, and authorizes him to vote all the shares of capital stock of the Company which De La Garza is entitled to vote in connection with any stockholders meeting, any adjournment or postponement thereof, and any written consent or other stockholder action, upon any and all matters to be voted upon in connection with such action, and exercise all related rights (to the fullest extent that Stockholder is entitled to do so) with respect to all of the shares of capital stock of the Company that now are or hereafter may be beneficially owned by Stockholder, and any and all other shares or securities of the Company issued or issuable in respect thereof on or after the date hereof in accordance with the terms of this provision, conferring authority upon such true and lawful attorney to vote in his discretion on all such matters as may be presented for a vote of the Company’s stockholders, for a period of five years from the date of this Agreement. De La Garza revokes any proxy heretofore given with respect to such capital stock and agrees not to grant any other proxies with respect thereto during such five year period. This proxy is coupled with an interest and is irrevocable.

14. No Admission of Liability: Notwithstanding any other provision, the Parties acknowledge and agree that this settlement is a compromise of disputed claims and neither the existence of this Agreement, nor any recitals, terms, conditions, or other statements contained in it, shall be construed as an admission of liability by or on the part of the Parties with respect to any allegation or claim. The Parties do not admit, but expressly deny all liability for the claims asserted against them and enter into this settlement solely to avoid the expense, uncertainties, and risks of further litigation. Consequently, no evidence relating to the existence of the terms or negotiations of this Agreement, shall be admissible in the Lawsuits or in any other action, suit, or legal proceeding as evidence of any liability, culpability, or fault of or on the part of either Party; provided, however, that such evidence may be offered in a proceeding seeking to enforce the terms of this Agreement.

SETTLEMENT AGREEMENT AND RELEASE	PAGE 6

15. Fully Informed: Each Party expressly warrants and represents that before executing this Agreement, it has fully informed itself/himself/herself of the terms, conditions, and effect of this Agreement, that no promises or representations of any kind have been made to it/him/her by or on behalf of anyone, except as expressly stated herein, and that it/him/her has had the advice of counsel, if it/him/her so desired. Each Party acknowledges that it/him/her has entered into this Agreement voluntarily and with full knowledge and understanding of its import. Each Party has read and fully understands the terms of this Agreement and agrees to be bound hereby. Moreover, De La Garza, Wilkinson, Ambrose and CipherLoc agree that this Agreement was drafted, reviewed, and agreed upon by both Parties, and, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as jointly drafted by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any provision herein.

16. Entire Agreement: This instrument, along with the exhibits hereto, contains the entire agreement between the Parties, and all previous discussions, understandings, representations, negotiations, and agreements are merged herein. Additionally, the consideration recited above is the full, complete, and entire consideration for this Agreement, and there is no further consideration to be paid other than as recited herein. All representation and warranties contained in this Agreement shall survive the execution and delivery of this Agreement and the delivery of the Subject Securities contemplated hereby, and shall continue in full force and effect for the maximum period permitted by applicable law.

17. Spousal Consent: Ms. De La Garza hereby expressly acknowledges and agrees to the provisions set forth herein relating to the Subject Securities, which she may have an interest therein, including but not limited to the transfer and assignment of the Subject Securities provided for in this Agreement. She hereby agrees that her interest, if any, in the Subject Securities, is subject to the terms of this Agreement and she agrees to be bound by the terms of this Agreement. She also agrees that any community property interest she may have in the Subject Securities is likewise bound by the terms of this Agreement. She also acknowledges that the financial, legal and related matters in this Agreement are complex, and that she has the right to seek independent guidance and counsel with respect to this Agreement, which she has either obtained or waived.

18. Severability: If any provision or any part of this Agreement is found void or unenforceable, then the remainder of this Agreement shall not be affected thereby.

19. Binding Effect: This Agreement shall be binding upon and inure to the benefit of the Parties, and each of their respective successors in interest, purchasers, and assigns.

20. Authority to Execute: CipherLoc and De La Garza hereby represent and warrant that they each have the power and are duly authorized to enter into this Agreement with regard to all matters described herein.

21. Confidentiality: De La Garza agrees not to disclose, directly or indirectly, the terms of this Agreement, and/or any fact concerning its negotiation, execution, or implementation, to anyone, including, but not limited to, any news media or organization, or any social media; provided, however, that De La Garza may disclose the terms of this Agreement to: (i) his/her counsel; (ii) pursuant to a court order; (iii) taxing authorities as necessary to comply with any statute; and (iv) as otherwise required by law.

SETTLEMENT AGREEMENT AND RELEASE	PAGE 7

22. Headings: The headings of the sections of this Agreement are for the convenience of reference only, are not to be considered a part hereof, and shall not limit or otherwise affect any of the terms hereof or thereof.

23. Counterparts: This Agreement may be signed in counterparts, each copy of which shall be deemed an original and all of which together shall constitute one and the same instrument.

24. Applicable Law and Arbitration: This Agreement will be governed by, and construed exclusively in accordance with, the laws of the State of Texas. Any action arising out of or relating to this Agreement, the Subscription Agreement, or their breach shall be referred to and finally settled by mandatory binding arbitration in Dallas, Texas. The parties agree that this arbitration shall be governed by the Texas General Arbitration Act, Tex. Civ. Prac. & Rem. Code § 171 et seq. The Arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures, except that notwithstanding anything to the contrary in the JAMS rules, full discovery shall be permitted as allowed by the Texas Rules of Civil Procedure that govern discovery. Such arbitration shall be conducted before a single arbitrator which shall be appointed by JAMS in accordance with its rules. Judgment on a binding arbitration award may be entered in any court of competent jurisdiction. The Parties mutually acknowledge that, by this agreement to arbitrate, each Party irrevocably waives it/him/her rights to court or jury trial. The arbitration hearing shall be held within six months after the filing of the arbitration demand with JAMS. The Party prevailing in any such arbitration shall be entitled to recover, and the arbitrator shall award to the prevailing Party, the reasonable attorneys’ fees incurred by the prevailing Party in connection with enforcing it/him/her rights under this Agreement.

25. Notices: Any notice, request, instruction, or other document or communication required or permitted to be given under this Settlement Agreement shall be in writing and shall be deemed given (i) upon receipt if delivered in person or by a messenger or courier service; or (ii) three business days after being deposited in the U.S. mail, certified or registered, return receipt requested, postage prepaid, with a courtesy copy, which does not constitute notice, delivered or emailed to the other Party, as follows:

If to CipherLoc, delivered to:

CipherLoc Corporation

Attn: Tom Wilkinson, Chairman of the Board of Directors

6836 Bee Caves Road

Building 1, Suite 279

Austin, Texas 78746

Email: twilkinson@cipherloc.net

With copies to:

SETTLEMENT AGREEMENT AND RELEASE	PAGE 8

Dwight M. Francis

Sheppard Mullin Richter & Hampton LLP

2200 Ross Avenue, 24th Floor

Dallas, Texas 75201

Email: dfrancis@sheppardmullin.com

If to De La Garza, delivered to:

Michael De La Garza

1245 Perlita

Irvine, California 92618

Email: medpayusa@aol.com

With copies to:

Paul S. Kirklin

The Kirklin Law Firm, P.C.

12600 N. Featherwood Drive, Suite 225

Houston, Texas 77034

Email: pkirklin@kirklinlaw.com

or to such other address or addresses as may be specified in writing from time to time by any Party to the other Party.

THIS AGREEMENT AND EXHIBITS, IF ANY, TOGETHER CONSTITUTE THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES EXCEPT BY AN AGREEMENT IN WRITING EXECUTED BY THE PARTY TO BE CHARGED. THERE ARE NO ORAL, UNWRITTEN AGREEMENTS BETWEEN THE PARTIES.

SETTLEMENT AGREEMENT AND RELEASE	PAGE 9

IN WITNESS WHEREOF, the undersigned, by its duly authorized officer(s), has hereunto set its hand and seal on the day and year first written above.

CIPHERLOC CORPORATION

By:	/s/ Thomas Wilkinson
Thomas Wilkinson

Its:	Chairman of the Board of Directors

Date:	August 28, 2020

STATE OF TEXAS	)
)
COUNTY OF TRAVIS	)

Personally appeared before me this _______ day of ____________, 2020, ____________________ to me properly identified as the same; who acknowledged that he has executed the foregoing instrument in his own free act and deed for the purposes therein expressed.

(SEAL)
NOTARY PUBLIC FOR TEXAS

My Commission Expires:_________________

SETTLEMENT AGREEMENT AND RELEASE	PAGE 10

IN WITNESS WHEREOF, the undersigned, by its duly authorized officer(s), has hereunto set its hand and seal on the day and year first written above.

/s/ Thomas Wilkinson
THOMAS WILKINSON

Date: August 28, 2020

STATE OF TEXAS	)
)
COUNTY OF TRAVIS	)

Personally appeared before me this _______ day of ____________, 2020, ________________ to me properly identified as the same; who acknowledged that he has executed the foregoing instrument in his own free act and deed for the purposes therein expressed.

(SEAL)
NOTARY PUBLIC FOR TEXAS

My Commission Expires:___________________

SETTLEMENT AGREEMENT AND RELEASE	PAGE 11

IN WITNESS WHEREOF, the undersigned, by its duly authorized officer(s), has hereunto set its hand and seal on the day and year first written above.

/s/ Anthony Ambrose
ANTHONY AMBROSE

Date: August 28, 2020

STATE OF WASHINGTON	)
)
COUNTY OF KING	)

Personally appeared before me this _______ day of ____________, 2020, ________________ to me properly identified as the same; who acknowledged that he has executed the foregoing instrument in his own free act and deed for the purposes therein expressed.

(SEAL)
NOTARY PUBLIC FOR TEXAS

My Commission Expires:_________________

SETTLEMENT AGREEMENT AND RELEASE	PAGE 12

IN WITNESS WHEREOF, the undersigned, by its duly authorized officer(s), has hereunto set its hand and seal on the day and year first written above.

/s/ Michael De La Garza
MICHAEL DE LA GARZA

Date: August 28, 2020

STATE OF CALIFORNIA	)
)
COUNTY OF ORANGE	)

Personally appeared before me this _______ day of ____________, 2020, ________________ to me properly identified as the same; who acknowledged that he has executed the foregoing instrument in his own free act and deed for the purposes therein expressed.

(SEAL)
NOTARY PUBLIC FOR CALIFORNIA

My Commission Expires:____________________

SETTLEMENT AGREEMENT AND RELEASE	PAGE 13

IN WITNESS WHEREOF, the undersigned, by its duly authorized officer(s), has hereunto set its hand and seal on the day and year first written above.

/s/ Robin C. De La Garza
ROBIN C. DE LA GARZA

Date: August 28, 2020_

STATE OF CALIFORNIA	)
)
COUNTY OF ORANGE	)

Personally appeared before me this _______ day of ____________, 2020, ________________ to me properly identified as the same; who acknowledged that he has executed the foregoing instrument in his own free act and deed for the purposes therein expressed.

(SEAL)
NOTARY PUBLIC FOR CALIFORNIA

My Commission Expires:___________________

SETTLEMENT AGREEMENT AND RELEASE	PAGE 14

EXHIBIT A

SETTLEMENT AGREEMENT AND RELEASE	PAGE 15

Michael De La Garza

1245 Perlita

Irvine, CA 92618

August 28, 2020

Paul Bednar

Client Services Manager

Pacific Stock Transfer Company

6725 Via Austi Pkwy., Ste. 300

Las Vegas, NV 89119

Dear Mr. Bednar:

Enclosed here with please find stock certificate CS2-46130, issued on 2/15/2018 for 13,500,000 shares of Common Stock of CipherLoc Corporation. Please return to the treasury of CipherLoc Corporation 13,137,757 of the shares represented by such certificate and return in a new certificate the remaining 362,243 shares represented by such certificate to me at the address set forth above.

Very truly yours,

Michael De La Garza

EXHIBIT B

IN THE UNITED STATES DISTRICT COURT

FOR THE WESTERN DISTRICT OF TEXAS

AUSTIN DIVISION

CIPHERLOC CORPORATION, a Texas Corporation, Plaintiff, v. MICHAEL DE LA GARZA, an individual, MSR, LLC, and JAMES LAGANKE, as Trustee of the CARMEL TRUST II, Defendants.	Civil Action No. 1:19-CV-01147-LY

STIPULATED MOTION TO DISMISS

Pursuant to Rule 41(a)(1)(A)(ii) of the Federal Rules of Civil Procedure, Plaintiff CipherLoc Corporation (“Plaintiff”) and Defendants Michael De La Garza and MSR, LLC (“Defendants”) hereby jointly move for judgment of dismissal as to Defendants. Plaintiff hereby dismisses its complaint against Defendants with prejudice and Defendants dismiss all counterclaims, if any, against Plaintiff with prejudice. Each party agrees to bear his/its own costs and attorneys’ fees

Dated: September ___, 2020

SHEPPARD, MULLIN, RICHTER & HAMPTON LLP	The Kirklin Law Firm, P.C.

/s/ Dwight M. Francis	/s/ Paul S. Kirklin
Dwight M. Francis	Paul S. Kirklin

Texas Bar No. 00785877	Texas Bar No. 24070063
Aimee C. Oleson	The Kirlin Law Firm, P.C.
Texas Bar No. 24036391	12600 N. Featherwood Drive, Suite 225
2200 Ross Avenue, 24th Floor	Houston, Texas 77034
Dallas, Texas 75201	Telephone: (713) 571-8300
Tel. (469) 391-7400	Facsimile: (281) 922-6240
Fax (469) 391-7401	pkirklin@kirklinlaw.com
dfrancis@sheppardmullin.com
aoleson@sheppardmullin.com

Attorneys for Plaintiff	Attorney for Defendants Michael De La Garza and MSR, LLC

STIPULATED MOTION TO DISMISS	PAGE 1

CAUSE NO. D-1-GN-19-004708

MICHAEL DE LA GARZA, Plaintiff,	§ § § §	IN THE DISTRICT COURT OF
v.	§ § §	TRAVIS COUNTY, TEXAS
TOM WILKINSON, ANTHONY AMBROSE, MANCHESTER MANAGEMENT PR, LLC and MANCHESTER EXPLORER, L.P., Defendants.	§ § § §	53RD JUDICIAL DISTRICT

AND

CAUSE NO. D-1-GN-19-005253

CIPHERLOC, INC.,	§	IN THE DISTRICT COURT OF

Plaintiff,	§
§
vs.	§	TRAVIS COUNTY, TEXAS
§
MICHAEL DE LA GARZA,	§

Defendant.	§	353RD JUDICIAL DISTRICT

STIPULATED MOTION TO DISMISS

CipherLoc, Inc. (“CipherLoc”) and Michael De La Garza (“De La Garza”), by and through their respective counsel, move the Court for an order dismissing all of CipherLoc’s claims against De La Garza with prejudice and dismissing all of De La Garza’s claims against CipherLoc, Anthony Ambrose, Tom Wilkinson and every other each party to these actions with prejudice. This motion is based on the fact that the parties have resolved the dispute. Each party herein is responsible for costs and attorneys’ fees incurred by same.

STIPULATED MOTION TO DISMISS	PAGE 2

Respectfully submitted this ___ day of __________, 2020.

Michael De La Garza	CipherLoc, Inc.

/s/ Paul S. Kirklin	/s/ Dwight M. Francis
Paul S. Kirklin	Dwight M. Francis

Texas Bar No. 24070063	Texas Bar No. 00785877
The Kirlin Law Firm, P.C.	Sheppard Mullin Richter & Hampton, LLP
12600 N. Featherwood Drive, Suite 225	2200 Ross Avenue, 24th Floor
Houston, Texas 77034	Dallas, Texas 75201
Telephone: (713) 571-8300	Telephone (469) 391-7400
Facsimile: (281) 922-6240	Facsimile (469) 391-7401
pkirklin@kirklinlaw.com	dfrancis@sheppardmullin.com

Attorneys for Plaintiff
Anatole R. Barnstone
Texas Bar No. 00793308
1601 Rio Grande Street, Suite 331
Austin, Texas 78701
Telephone: (512) 751-5957
Facsimile: (512) 482-8095
barnstonelaw@gmail.com

Stephen R. Kirklin
Texas Bar No. 11523700
529 Stone Crossing
Webster, Texas 77598
Telephone: (713) 419-2789
skirklin312@gmail.com

Attorneys for Defendant

STIPULATED MOTION TO DISMISS	PAGE 3

EXHIBIT C

IN THE UNITED STATES DISTRICT COURT

FOR THE WESTERN DISTRICT OF TEXAS

AUSTIN DIVISION

CIPHERLOC CORPORATION, a Texas Corporation, Plaintiff, v. MICHAEL DE LA GARZA, an individual, MSR, LLC, and JAMES LAGANKE, as Trustee of the CARMEL TRUST II, Defendants.	Civil Action No. 1:19-CV-01147-LY

ORDER GRANTING STIPULATED MOTION TO DISMISS

Based on the Stipulated Motion to Dismiss (the “Motion”), after reviewing pleadings and papers on file, being fully advised, and for good cause appearing, the Court hereby GRANTS the Motion. Plaintiff CipherLoc Corporation’s claims against Michael De La Garza and MSR, LLC are DISMISSED with prejudice and Michael De La Garza’s and MSR, LLC’s counterclaims, if any, are DISMISSED with prejudice. All costs of court incurred to date shall be borne by the party previously incurring the same.

All relief not expressly granted herein is denied.

JUDGE PRESIDING

STIPULATED MOTION TO DISMISS	PAGE 2

CAUSE NO. D-1-GN-19-004708

MICHAEL DE LA GARZA,	§ § § §	IN THE DISTRICT COURT OF
Plaintiff,
v.	§ § §	TRAVIS COUNTY, TEXAS
TOM WILKINSON, ANTHONY AMBROSE, MANCHESTER MANAGEMENT PR, LLC and MANCHESTER EXPLORER, L.P.,	§ § § §
Defendants.		53RD JUDICIAL DISTRICT

AND

CAUSE NO. D-1-GN-19-005253

CIPHERLOC, INC.,	§	IN THE DISTRICT COURT OF

Plaintiff,	§
§
vs.	§	TRAVIS COUNTY, TEXAS
§
MICHAEL DE LA GARZA,	§

Defendant.	§	353rd JUDICIAL DISTRICT

ORDER GRANTING STIPULATED MOTION TO DISMISS

Based on the Stipulated Motion to Dismiss (the “Motion”), after reviewing the pleadings and papers on file, being fully advised, and for good cause appearing, the Court hereby GRANTS the Motion. This matter, including all claims and counterclaims, is DISMISSED with prejudice. All costs of court incurred to date shall be borne by the party previously incurring the same.

All relief not expressly granted herein is denied.

ORDERED this ____ day of ___________, 2020.

JUDGE PRESIDING

STIPULATED MOTION TO DISMISS	PAGE 3

APPROVED AS TO FORM:

Michael De La Garza	CipherLoc, Inc.

/s/ Paul S. Kirklin	/s/ Dwight M. Francis
Paul S. Kirklin	Dwight M. Francis

Texas Bar No. 24070063	Texas Bar No. 00785877
The Kirlin Law Firm, P.C.	Sheppard Mullin Richter & Hampton, LLP
12600 N. Featherwood Drive, Suite 225	2200 Ross Avenue, 24th Floor
Houston, Texas 77034	Dallas, Texas 75201
Telephone: (713) 571-8300	Telephone (469) 391-7400
Facsimile: (281) 922-6240	Facsimile (469) 391-7401
pkirklin@kirklinlaw.com	dfrancis@sheppardmullin.com

Anatole R. Barnstone	Attorneys for Plaintiff
Texas Bar No. 00793308
1601 Rio Grande Street, Suite 331
Austin, Texas 78701
Telephone: (512) 751-5957
Facsimile: (512) 482-8095
barnstonelaw@gmail.com

Stephen R. Kirklin
Texas Bar No. 11523700
529 Stone Crossing
Webster, Texas 77598
Telephone: (713) 419-2789
skirklin312@gmail.com
Attorneys for Defendant

STIPULATED MOTION TO DISMISS	PAGE 4